UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2008

PACIFICHEALTH LABORATORIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23495	22-3367588
(Commission File Number)	(IRS Employer Identification No.)

100 Matawan Road, Suite 420 Matawan, NJ	07747-3913
(Address of Principal Executive Offices)	(Zip Code)

(732) 739-2900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 29, 2008, PacificHealth Laboratories, Inc. (the “Company”) and Grand Bank, N.A. entered into a Business Loan Agreement (the “Loan Agreement”) upon the Company’s receipt of the executed Loan Agreement from Grand Bank.  Pursuant to the Loan Agreement, dated April 21, 2008, the Company borrowed $675,000 from Grand Bank (the “Loan”), evidenced by a revolving credit promissory note (the “Note”).  The Company intends to use proceeds from the Loan to fund the Company’s business operations.

Repayment Terms; Interest Rate

The Company’s obligations under the Loan Agreement and the Note are secured by a Commercial Pledge Agreement, dated April 21, 2008, by and between the Company and Grand Bank (the “Pledge Agreement”) pursuant to which the Company has pledged a Collateral Account Agreement with Oppenheimer which will be funded by Company assets valued at a minimum of $1,350,000 and maintained by Oppenheimer (the “Pledged Account”).  Grand Bank will receive monthly statements from Oppenheimer from the Pledged Account, and the Company is required to maintain a maximum outstanding Loan to Pledged Account value (“loan to value”) of no greater than 70% at all times during the term of the Loan.  If the outstanding loan to value exceeds 70%, Grand Bank will require the Company to either pay down the Loan so that the loan to value is 70% or less or provide additional collateral.  A failure by the Company to maintain a 70% loan to value will be considered an event of default under the Loan.

Interest on the unpaid principal balance of the Note accrues at a rate equal to the Wall Street Journal Prime as such rate may change from day to day, but will not be less than 5.00%.  Amounts due under the Note are payable in consecutive monthly payments of accrued interest until maturity at which time all principal and any accrued but unpaid interest is due and payable.  The Note matures on April 21, 2009.  In the event that the Company is in default under any of the covenants below, in addition to the remedies set forth below, the interest rate on the Note shall automatically increase by 1.50%.  In addition, if the Company fails to provide signed financial statements and tax returns as required under the Loan documents, the interest rate on the Note for the period beginning 30 days after written notice of such default and ending upon the curing of such default shall increase by 0.50% for the first 30 days of such default and increase an additional 0.50% during each 30 day period thereafter during which the default continues.

Covenants

So long as any amounts remain outstanding under the Loan Agreement and the Note, the Company is required to maintain a 70% loan to value (discussed above) and comply with various customary disclosure and operations requirements.  In addition, the Company is not permitted to: (A) create, incur or assume any other indebtedness (including capital leases), except for trade debt incurred in the normal course of business; (B) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of the Company’s assets (except for permitted liens); (C) sell with recourse any of the Company’s accounts, except to Grand Bank; (D) engage in any business activities substantially different from those in which the Company is presently engaged; (E) cease operations, liquidate, merger, transfer, acquire or consolidate with any other entity; (F) change the Company’s name, dissolve or transfer or sell collateral pledged to Grand Bank outside the ordinary course of business; (G) pay any dividends on the Company’s stock (other than dividends payable in stock); (H) loan, invest in or advance money or assets to any person or entity; (I) purchase, create or acquire any interest in any other enterprise or entity; or (J) incur any obligation as surety or guarantor other than in the ordinary course of business.

Subordination Agreement

In connection with the Loan, Robert Portman (the Company’s Chairman of the Board of Directors, Chief Executive Officer and Chief Scientific Officer) and Stephen Kuchen (the Company’s Chief Financial Officer, Treasurer, Secretary and Director) entered into a Subordination Agreement, dated April 21, 2008, with Grand Bank (the “Subordination Agreement”).  Under the terms of the Subordination Agreement, Mr. Portman and Mr. Kuchen agreed to subordinate all indebtedness owed by the Company to Mr. Portman and Mr. Kuchen, as well as any security interests in collateral securing that indebtedness, to the indebtedness to the Loan and security interests of Grand Bank.

Default

Under the terms of the Loan Agreement, the Note and the Pledge Agreement, an event of default includes: (A) a payment default; (B) failure by the Company to comply with the terms and covenants of the Loan documents; (C) a default by the Company under any other agreement which is deemed by Grand Bank to affect the Company’s ability to pay the indebtedness due under the Loan; (D) the making of any materially false statements by the Company to Grand Bank; (E) the Company’s insolvency; (F) defective collateralization under the Loan documents; (G) any change in ownership of 25% or more of the Company’s common stock; (H) any material adverse change in the Company’s financial condition; or (I) Grand Bank’s good faith determination that the Loan is insecure.  The Company is permitted a thirty day grace period (which may be extended in Grand Bank’s sole discretion) to cure any “curable” non-payment default, provided the Company has not been given notice of a similar default during the preceding twelve month period.  If there occurs a default that is not cured during the applicable grace period, Grand Bank may accelerate the maturity of all amounts due under the Loan Agreement and the Note and foreclose upon its security interest in the Company’s pledged collateral.

THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE LOANAGREEMENT, THE NOTE, THE PLEDGE AGREEMENT AND THE SUBORDINATION AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY THE LOAN AGREEMENT, THE NOTE, THE PLEDGE AGREEMENT AND THE SUBORDINATION AGREEMENT WHICH ARE INCORPORATED BY REFERENCE HEREIN.  THE COMPANY IS FILING THE LOAN AGREEMENT, THE NOTE, THE PLEDGE AGREEMENT AND THE SUBORDINATION AGREEMENT AS EXHIBITS 10.1, 10.2, 10.3 AND 10.4, RESPECTIVELY, TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Business Loan Agreement, dated April 21, 2008, by and between PacificHealth Laboratories, Inc. and Grand Bank, N.A.

10.2	Promissory Note, in the original principal amount of $675,000, issued on April 21, 2008 by PacificHealth Laboratories, Inc. in favor of Grand Bank, N.A.

10.3	Commercial Pledge Agreement, dated April 21, 2008, by and between PacificHealth Laboratories, Inc. and Grand Bank, N.A.

10.4	Subordination Agreement, dated April 21, 2008, by and among PacificHealth Laboratories, Inc., Robert Portman, Stephen Kuchen and Grand Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICHEALTH LABORATORIES, INC.

Dated: May 2, 2008	By:	/s/ Stephen P. Kuchen
Stephen P. Kuchen
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Business Loan Agreement, dated April 21, 2008, by and between PacificHealth Laboratories, Inc. and Grand Bank, N.A.

10.2	Promissory Note, in the original principal amount of $675,000, issued on April 21, 2008 by PacificHealth Laboratories, Inc. in favor of Grand Bank, N.A.

10.3	Commercial Pledge Agreement, dated April 21, 2008, by and between PacificHealth Laboratories, Inc. and Grand Bank, N.A.

10.4	Subordination Agreement, dated April 21, 2008, by and among PacificHealth Laboratories, Inc., Robert Portman, Stephen Kuchen and Grand Bank, N.A.